THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND NEITHER THE SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR SUCH LAWS OR AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT AND SUCH LAWS, WHICH, IN THE OPINION OF COUNSEL FOR THE HOLDER, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO COUNSEL FOR THIS CORPORATION, IS AVAILABLE.


                      WARRANTS TO PURCHASE SHARES OF COMMON
                         STOCK OF XPEDITE SYSTEMS, INC.

Warrant Certificate No. W---                                As of April 23, 1996


              This certifies that ------------- (the "Holder"), solely in consideration for services previously performed on behalf of Xpedite Systems, Inc., a Delaware corporation (the "Company"), is the holder of twenty-five thousand (25,000) warrants (each, a "Warrant" and collectively, the "Warrants") and, on the exercise thereof is entitled, subject to the other terms set forth below, to purchase from the Company, an aggregate of twenty-five thousand (25,000) fully paid and nonassessable shares of the Company's common stock, $.01 par value (the "Stock"), at a price per share of $17.50 (the "Warrant Exercise Price"), upon surrender to Xpedite Systems, Inc., 446 Highway 35, Eatontown, New Jersey 07724, attention: Chief Financial Officer (or to such other entity or at such other location as the Company may advise Holder in writing) of this Warrant Certificate and upon payment in cash, certified check or official bank check, payable to the order of the Company in the amount of the Warrant Exercise Price multiplied by the number of shares of Stock to be acquired pursuant to such exercise. The Warrants shall have a term of ten (10) years and become exercisable by the Holder beginning April 23, 1996. This Warrant Certificate and all rights hereunder, to the extent not exercised in the manner set forth herein, shall terminate and become null and void at 5:00 P.M. (Eastern Time) on April 23, 2006 (the "Warrant Expiration Date").

              This Warrant Certificate is subject to the following terms and conditions:

                    1. EXERCISE; ISSUANCE OF CERTIFICATES; PAYMENT FOR SHARES. The Warrants represented hereby are exercisable at the option of the Holder beginning April 23, 1996 until 5:00 P.M. (Eastern Time) on the Warrant Expiration Date, for all or


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



a portion of the shares of Stock which may be purchased hereunder. The Company agrees that the shares of Stock purchased on the exercise of each Warrant shall be and be deemed to be issued to the Holder as the record owner of such shares of Stock as of the close of business on the date on which this Warrant Certificate shall have been surrendered and payment made for such shares of Stock, subject to compliance with all provisions of the Securities Act of 1933, as amended (the "Securities Act"), the Securities and Exchange Act of 1934 and applicable state securities and Blue Sky laws. Certificates for the shares of Stock so purchased, together with any other securities or property to which the Holder is entitled upon such exercise, shall be delivered to the Holder by the Company within a reasonable time after the rights represented by this Warrant Certificate have been exercised. Each stock certificate so delivered shall be in such denominations of Stock as may be requested by the Holder and shall be registered in the name of the Holder or such other name as shall be designated by the Holder. If, upon exercise of the Warrants represented hereby, fewer than all of the shares of Stock evidenced by this Warrant Certificate are purchased prior to the Warrant Expiration Date, one or more new warrants substantially in the form of, and on the terms in, this Warrant Certificate will be issued for the remaining number of shares of Stock not purchased upon exercise of the Warrants represented hereby.

                    2. SHARES TO BE FULLY PAID; RESERVATION OF SHARES. The Company covenants and agrees that all shares of Stock which may be issued upon the exercise of the rights represented by this Warrant Certificate will, upon issuance, be duly authorized, validly issued, fully paid and nonassessable and free from all preemptive rights of any stockholder and free of all taxes, liens and charges with respect to the issue thereof, subject to the provisions of
Section 3 hereof. The Company further covenants and agrees that during the period within which the rights represented by this Warrant Certificate may be exercised, the Company will at all times have authorized and reserved, for the purpose of issue or transfer upon exercise of the subscription rights evidenced by this Warrant Certificate, a sufficient number of shares of authorized but unissued Stock, when and as required to provide for the exercise of the rights represented by this Warrant Certificate.

                    3. ISSUE TAX. The issuance of certificates for shares of Stock upon the exercise of this Warrant Certificate shall be made subject to payment by the Holder of any issue tax in respect thereof.

                    4. NO VOTING OR DIVIDEND RIGHTS; LIMITATION OF LIABILITY. Nothing contained in this Warrant Certificate shall be construed as conferring upon the Holder hereof the right to vote or to consent or to receive notice as a stockholder in respect of meetings of stockholders for the election of directors of the Company or any other matters or any rights whatsoever as a stockholder of the Company. No cash dividends shall be payable or accrued in respect of this Warrant Certificate or the shares of Stock purchasable hereunder until, and only to the extent that, this Warrant Certificate shall have been exercised. No provisions hereof, in the absence of affirmative action by the Holder to purchase shares of Stock, and no mere enumeration herein of the rights or privileges of the Holder hereof, shall give rise to any liability of the Holder for the Warrant Exercise Price or as a stockholder of the Company whether such liability is asserted by the Company or by its creditors.

                    5. RESTRICTIONS ON TRANSFERABILITY OF SECURITIES; COMPLIANCE WITH SECURITIES ACT.

                    5.1 RESTRICTIONS ON TRANSFERABILITY. This Warrant Certificate, the Warrants represented hereby and the Stock issuable upon exercise thereof (collectively, the "Securities"), shall not be transferable except in compliance with the provisions of the Securities Act and applicable state securities and Blue Sky laws. Any transfer of Securities shall be subject to and preceded by the delivery to the Company of a legal opinion by counsel for the Holder in form and substance reasonably satisfactory to the Company, to the effect that such transfer is in compliance with applicable laws, including but not limited to the laws described above.

                    5.2 RESTRICTIVE LEGEND. Each certificate representing the Securities or any other securities issued in respect of the Securities upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall (unless otherwise permitted by the Company) be stamped or otherwise imprinted with a legend in substantially the following form:

                   THE SECURITIES  REPRESENTED  HEREBY HAVE
                   NOT BEEN REGISTERED UNDER THE SECURITIES
                   ACT OF 1933,  AS  AMENDED,  OR ANY STATE
                   SECURITES    LAWS   AND    NEITHER   THE
                   SECURITIES NOR ANY INTEREST  THEREIN MAY
                   BE OFFERED, SOLD,  TRANSFERRED,  PLEDGED
                   OR OTHERWISE DISPOSED OF EXCEPT PURSUANT
                   TO AN EFFECTIVE  REGISTRATION  STATEMENT
                   UNDER  SUCH  ACT  OR  SUCH  LAWS  OR  AN
                   EXEMPTION


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
                   FROM  REGISTRATION  UNDER  SUCH  ACT AND
                   SUCH LAWS,  WHICH,  IN THE  OPINION  OF
                   COUNSEL  FOR THE HOLDER,  WHICH  COUNSEL
                   AND OPINION ARE REASONABLY  SATISFACTORY
                   TO  COUNSEL  FOR  THIS  CORPORATION,  IS
                   AVAILIABLE

                    5.3 OWNERSHIP. The Company and any agent of the Company may treat the person in whose name this Warrant Certificate is registered on the register kept at the offices of the Company as the owner and holder thereof for all purposes, except that, if and when this Warrant Certificate is properly assigned in blank, the Company and any agent of the Company may (but shall not be obligated to) treat the bearer thereof as the owner of this Warrant Certificate. This Warrant Certificate, if properly assigned, may be exercised by a new holder without first having a new Warrant Certificate issued.

                    6. MODIFICATION AND WAIVER. This Warrant Certificate and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

                    7. NOTICES. Any notice, request or other document required or permitted to be given or delivered to the Holder or the Company shall be personally delivered or shall be sent by certified or registered mail, postage prepaid, if to the Holder at its address as shown on the books of the Company or the transfer agent, or if to the Company at its principal office at 446 Highway 35, Eatontown, New Jersey 07724, Attention: Chief Financial Officer, and any notice, request or other document shall be deemed to have been given upon receipt if personally delivered, or on the fifth day after being mailed if mailed. The Company shall notify the Holder in writing of any change of address of the Company within a reasonable time following such change of address.

                    8. DESCRIPTIVE HEADINGS AND GOVERNING LAW. The descriptive headings of the several sections and paragraphs of this Warrant Certificate are inserted for convenience only and do not constitute a part of this Warrant Certificate. Except to the extent that the Delaware General Corporation Law applies to matters related to internal governance of the Company and the rights of the holders of its securities, this Warrant Certificate shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of New York, notwithstanding principles of conflicts of laws.

                    9. LOST WARRANT CERTIFICATES OR STOCK CERTIFICATES. The Company agrees that upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant Certificate or any stock certificate deliverable upon the exercise hereof and, in the case of any such loss, theft or destruction, upon receipt of an indemnity and, if requested, bond reasonably satisfactory to the Company, or in the case of any such mutilation upon surrender and cancellation of this Warrant Certificate or such stock certificate, the Company at its expense will make and deliver a new Warrant Certificate or stock certificate, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant Certificate or stock certificate.

                    10. FRACTIONAL SHARES. No fractional shares of Stock shall be issued upon exercise of this Warrant Certificate. The Company shall, in lieu of issuing any fractional share of Stock, pay the Holder a sum in cash equal to such fraction multiplied by the Stock Price (as defined below) on the trading day preceding such exercise.

                    The term Stock Price for any trading day shall mean (A) the mean, on any trading day, between the high and low sale price of a share of Stock or if no such sale takes place on any such trading day, the mean of the highest closing bid and lowest closing asked prices thereof on any such trading day, in each case as officially reported on the Nasdaq National Market System or any national securities exchanges on which the Stock is then listed or admitted to trading, or (B) if the Stock is not then quoted on the Nasdaq National Market System or listed or admitted to trading on any national securities exchange, the mean between the highest and lowest bid prices reported by the market makers and dealers for the Stock listed as such by the National Quotation Bureau, Incorporated or any similar successor organization, or (C) if the Stock not then so reported, an amount determined in good faith by the Company.

                    IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be executed by its officer, thereunto duly authorized.


                                           XPEDITE SYSTEMS,  INC.


                                           By:-----------------------------
                                              Name:   Roy B. Andersen,  Jr.
                                              Title:  President



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